SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 23, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-16619              73-1612389
 ------------------------  ------------------------  -------------------
 (State of Incorporation)  (Commission File Number)    (IRS Employer
                                                     Identification No.)



                Kerr-McGee Center
             Oklahoma City, Oklahoma                      73125
    ----------------------------------------            ----------
    (Address of principal executive offices)            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On January 23, 2002, Kerr-McGee Corporation held a conference call to discuss its previous earnings announcement and expectations for the future. During the conference call, the company discussed certain expectations for oil and natural gas production volumes for the year 2002. A table providing the projection ranges of 2002 average daily oil and natural gas production is being furnished herewith on Schedule A, attached hereto and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KERR-MCGEE CORPORATION


                                   By:     (J. Michael Rauh)
                                           -----------------------------
                                           J. Michael Rauh
                                           Vice President and Controller

Dated: January 25, 2002